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                                                                    EXHIBIT 99.3


                    EXCLUSIVE USE AND DISTRIBUTION AGREEMENT


     This EXCLUSIVE USE AND DISTRIBUTION AGREEMENT is made as of the __ day of _________, 2000, by and between e Smart Systems, Inc., a Nevada corporation with its principal office at 7225 Bermuda Road, Suite C, Las Vegas, Nevada USA 89119 (hereinafter "eSSI"), and NEWCO, a Sino-foreign Joint Venture company formed under the laws of the People's Republic of China (hereinafter "NEWCO").


                              W I T N E S S E T H:

     WHEREAS, NEWCO has been assigned the certain rights to acquire and re-sell, sell, manufacture and distribute IC Smart Cards and to operate a private network to monitor and keep track of IC Smart Card transactions throughout the PRC all in connection with the services under the dominion and control of the Ministry of Construction of the PRC; and

     WHEREAS, eSSI is the holder of the exclusive right to manufacture, re-sell, sell, promote and distribute the Super Smart Card in the PRC under license from the technology owner, Intermarket Ventures, Inc (hereinafter "IVI"); and

     WHEREAS, NEWCO desires to become the sole manufacturer and distributor of eSSI's aforementioned products in the PRC subject to its performance; and

     WHEREAS, NEWCO and eSSI shall simultaneously enter into an exclusive joint venture agreement with the rights to manufacture, distribute and transaction monitoring and coordinating services for the Super Smart Card Technology used in any way or form where the PRC Ministry of Construction has authority;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. APPOINTMENT:

     1.1 Subject to the limitations set forth herein, eSSI hereby grants to NEWCO the exclusive right to manufacture, market and distribute the products listed in Schedule A, attached hereto, any improvements to such products, and any new smart card

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systems and/or products developed by eSSI or any of its affiliates, subsidiaries or related entities or any new smart card systems and/or products jointly developed by eSSI and any other party (including NEWCO) with whom eSSI may develop such products (the foregoing being referred to herein collectively as the "Products")within the Exclusive Territory (as defined herein below). NEWCO shall be entitled to market and sell the Products under its own name and trademarks and may, at its option, also market and sell the Products under eSSI's trademarks. NEWCO shall be entitled to market and sell the Products for any use, including through any other division, subsidiary or affiliate of NEWCO, in and through all markets and channels in the PRC where NEWCO is granted the exclusive right to provide such Products by or through or under the auspices of the PRC Ministry of Construction (the "Exclusive Territory"). The Exclusive Territory may expand or contract during the term of this Agreement based on the exclusive contracts assigned to or owned by NEWCO. NEWCO shall purchase all components required to manufacture the Products from eSSI or eSSI designated and/or approved suppliers. eSSI shall cause NEWCO to obtain such parts at a price no higher than the lowest price that it charges to any other customer anywhere in the world. As quality is of paramount importance any breach of this provision can be declared by eSSI as a material breach.

     1.2 During the term of this Agreement, eSSI shall not within the Exclusive
Territory: (i)grant any rights or make any sale of any Products to any customers which interfere or conflict with NEWCO's business, (ii) appoint any other distributor, dealer or agent to sell any Products which interfere or conflict with NEWCO's business or (iii) sell any other smart card product and/or service which is competitive with the Products which interfere or conflict with NEWCO's business. Under no circumstances may NEWCO sell any products, devices, software or systems which are competitive with the Products. For the avoidance of doubt, eSSI, by itself or with or through a third party shall have the right to: (1) enter into and sell Products in any territory in the PRC that is not part of the Exclusive Territory, and (2) sell functions through other channels not being promoted by NEWCO or its local affiliates within the Exclusive Territory.

2.0  NEWCO'S ACTIVITIES AND RESPONSIBILITIES:

     NEWCO agrees:



     2.1 To use its best commercial efforts to promote the sale of the Products in the Exclusive Territory, provided, that NEWCO

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shall not be obligated to promote the sale of any Products in any market or channel if NEWCO reasonably determines there is not a substantial and sustainable demand for Products in such market or channel.

     2.2 Except as may otherwise be provided herein, to assume all costs and expenses which it incurs in fulfilling its obligations under this Agreement.

     2.3 That payment for Products shall be made by NEWCO to eSSI at the prices determined in accordance with the provisions of this Agreement, in the case of imported goods or technology fees, in foreign currency as designated from time to time by eSSI at any banking institution of eSSI's choice; in the case of goods produced domestically in the Peoples Republic of China, NEWCO shall pay each vendor directly for what it orders.

     2.4 Not to alter, remove, obscure or otherwise interfere with or add to any markings or other indications, whether of the source of origin of Products or otherwise, which may have been affixed to Products at the time they were sent to NEWCO to the extent any such interference is prohibited by applicable law.

     2.5 That, as soon as practicable after the commencement of operations, NEWCO, shall take all steps necessary and proper to set up its own manufacturing facility in the PRC capable of the highest quality manufacturing of the Products. Products so manufactured shall be distributed exclusively by NEWCO to clients in the Exclusive Territory ONLY, except as may be otherwise agreed in a duly executed writing by eSSI. For the avoidance of doubt, no rights of any nature are granted to NEWCO pursuant to this Use Agreement to manufacture any Products for any other territory except the Exclusive Territory without the prior written consent of eSSI.

     2.6 To comply with all laws, rules and regulations for the importation, manufacturing, handling, storage and sale of Products.

     2.7 To promptly notify eSSI of any complaint made by any customer with respect to Products after NEWCO receives or becomes aware of such complaint. NEWCO shall include in its complaint report to eSSI such data as may be reasonably requested by eSSI. NEWCO shall also promptly notify eSSI of any inspection initiated by any regulatory agency after NEWCO is notified or becomes aware of same.

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3.0  eSSI's ACTIVITIES AND RESPONSIBILITIES:

     eSSI hereby agrees:

     3.1 To sell to NEWCO the Products or proprietary components ordered by NEWCO at the prices determined in accordance with this Agreement, to use reasonable efforts to promptly fill all such orders for Products and to produce, label and package all Products ordered by NEWCO in accordance with the specifications attached hereto as Schedule B or as may be otherwise agreed to by the parties; provided, that eSSI shall have no responsibility to NEWCO by reason of any delay or failure to deliver caused by transit accidents, strikes, acts of God, severe weather, or other events beyond the control of eSSI.

     3.2 To provide such technical assistance, manufacturing, marketing and sales training and support relevant personnel of NEWCO in connection with the manufacture, promotion and sale of Products as NEWCO may reasonably request at a price and on terms to be agreed.

     3.3 To cooperate with NEWCO in monitoring quality control with respect to the Products, and to implement, at NEWCO's expense, any quality control measures which eSSI may reasonably request with respect to the Products. eSSI acknowledges and agrees that the implementation of any such measures requested by NEWCO shall not relieve eSSI of any of its obligations hereunder or in any way prejudice any of NEWCO's rights hereunder.


4.0  INTERIM MANUFACTURING PERIOD:

     4.1 The parties hereto agree that in order to deliver the Products in a timely manner to capture market share, eSSI shall have the right to designate an interim manufacturer for the Products (until NEWCO is ready to manufacture the Products itself), and that upon notice by NEWCO that it is ready to commence manufacturing, eSSI shall direct all subsequent component orders for the manufacturing of Products to NEWCO.


5.0  PRICE; QUANTITY; DELIVERY:

     5.1 (a) Subject to subsections 5.1(b) below, during the Initial Term, NEWCO agrees to purchase the Products, and eSSI agrees to sell to NEWCO the Products, at a price no higher than the lowest price eSSI charges in other markets for the Products

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and acceptable to both eSSI and NEWCO.

         (b) eSSI may increase the prices for the Products, upon not less than sixty (60) days prior written notice to NEWCO, by the amount eSSI's cost for Products as of the date of this Agreement shall increase as a result of increases beyond eSSI's control, such as by way of example only, an increase in the cost of resin used in the manufacturing of the Products; provided, that eSSI shall provide NEWCO with such evidence of any increase in eSSI's unit cost as NEWCO may reasonably request.


6.0  WARRANTIES; INDEMNIFICATION:

     6.1 eSSI represents and warrants to NEWCO that all Products delivered to NEWCO hereunder shall conform in all material respects to the specifications for such Products attached hereto as Schedule B or subsequently agreed to by the parties hereto, shall be free from material defects in materials and workmanship and shall comply with applicable regulatory agency requirements. Such warranty shall extend to NEWCO's customers. Any Product determined by NEWCO to be defective due to the fault of eSSI shall be replaced where located at eSSI's expense, and eSSI shall also reimburse NEWCO for all costs incurred by NEWCO in connection with the replacement of such Product. THIS WARRANTY IS EXCLUSIVE REGARDING SUCH PRODUCTS AND IN LIEU OF OTHER WARRANTIES EXPRESSED, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. eSSI shall, at its expense, take any measures which may be reasonably required to prevent the recurrence of any defects in the Products due to its fault.

     6.2 eSSI shall be liable for and defend and indemnify NEWCO against any loss or damage incurred or suffered by NEWCO as a result of or in connection with any claim or action relating to the infringement or alleged infringement on the rights of any third party with respect to the Products or any part thereof. eSSI represents and warrants to NEWCO that, to eSSI's knowledge, there are no rights owned or possessed by any third party that could be asserted to prevent NEWCO from selling Products pursuant to this Agreement.

     6.3 Notwithstanding anything contained herein to the contrary, eSSI shall in no event be liable for any indirect, special or consequential damages whatsoever, including but not limited to loss of profits.


     6.4 In selling Products, NEWCO shall not make any promises,

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representations, warranties or guarantees with respect thereto, except those consistent with the provisions of this Agreement. NEWCO shall defend and indemnify eSSI from and against all third party claims arising out of or related to any breach of this covenant by NEWCO.

     6.5 NEWCO represents and warrants to eSSI that NEWCO shall not use any technical information or any other trade secrets of eSSI or others affiliated to eSSI and/or its Products nor attempt to reverse engineer or reverse engineer or otherwise create or attempt to create any competitive products with the Products.

     6.6 The representations, warranties and covenants of eSSI and NEWCO set forth in this Section 6 shall survive the expiration or termination of this Agreement.


7.0  TERM AND TERMINATION:

     7.1 (a) This Agreement shall be effective from the date hereof and for a period of thirty (30) years thereafter (the "Initial Term"), unless otherwise terminated by either party pursuant to the provisions hereof. This Agreement shall be automatically renewed for an additional five (5) year term unless prior written notice is given by either party no later than ninety (90) days before the renewal of this Agreement.

         (b) Either party may, without prejudice to any other rights such party may have at law or equity, terminate this Agreement at any time upon written notice to the other party upon the happening of any of the following events:

            (i) the other party breaches any covenant or agreement set forth herein, or in the Joint Venture Contract, Articles of Association and/or the Memorandum and fails to cure such breach within thirty
(30) days after written notice of such breach;

                                       or

            (ii) the suspension, liquidation, dissolution or bulk sale, or notice thereof, of the other party's business, an assignment by the other party for the benefit of creditors, the insolvency of any kind of the other party; or any filing of a voluntary or involuntary petition under the provisions of federal or state bankruptcy or insolvency laws with respect to the other party, or any application for or appointment of a receiver for the property of other party.

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    7.2 Upon expiration or termination of this Agreement for any reason, the parties shall have no further obligations to each other under this Agreement except (i) obligations to deliver or make payment for Products ordered by NEWCO prior to such termination, (ii) obligations arising from any breach of this Agreement prior to expiration or termination, and (iii) as otherwise provided herein.

     7.3 Upon the expiration or termination of this Agreement for any reason, eSSI or its nominee shall have the option of purchasing all or any portion of the Products which are held by NEWCO on the date of expiration or termination and which are in good condition, not obsolete and marketable to usual customers. This option shall be exercisable by eSSI giving NEWCO, within ten (10) days after the termination date, written notice of its intent to purchase. The purchase price for such Products shall be the original price paid for such Products by NEWCO. All costs and expenses and risk of loss related to the delivery of such Products to eSSI shall be borne by eSSI. Saleable goods in inventory not sold to eSSI may be sold by NEWCO after the date of termination or expiration.


8.0  NO AGENCY:

     The parties hereto agree that NEWCO, including for all purposes herein, its employees, officers, agents and representatives, is neither an agent nor an employee of eSSI and that all activities of NEWCO pursuant to this Agreement shall be as an independent contractor. Neither party shall represent itself to be, or otherwise conduct itself as, an agent of the other party.


9.0  TRADEMARKS AND TRADE NAMES:

     Except as otherwise provided herein, neither party hereto shall have any right, title or interest in or to the use of any name, trademark, service mark or symbol owned or controlled by, or now or hereafter owned or controlled by, the other party or any affiliate thereof. Each party agrees that it will not anywhere or any time or for any reason apply for or seek to effect registration as owner of any such names, trademarks, service marks or symbols of the other party.


10.0  INTELLECTUAL PROPERTIES:

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     1. NEWCO hereby acknowledges that all intellectual property rights associated with the Products set forth in Schedule A, and any other intellectual property rights including, but in no manner limited to eSSI's rights in the Products eSSI shall supply to NEWCO are the property of eSSI and or Intermarket Ventures, Inc., a Utah USA corporation. Upon the expiration or termination of this Agreement, any and all intellectual property rights owned by eSSI shall remain exclusive property of eSSI; Nothing contained herein shall be construed as granting to any party hereto any express or implied license to use any intellectual property rights of the other party. All costs of applying for, obtaining, perfecting, and maintaining intellectual property rights relevant to any products shall be borne by the party affecting such rights.

     2. NEWCO hereby grants a free and irrevocable license in perpetuity to eSSI and Intermarket Ventures, Inc. to and for any and all improvements to or the Products or any outgrowths therefrom which NEWCO may invent or obtain during the term of this Agreement and for a five (5) year period after termination of this Agreement (the "Improvements"). Similarly, IVI and ESSI hereby agree to grant a free and irrevocable license to NEWCO to and for any improvements to the Products or any outgrowths therefrom on the same terms and limitations as this Use Agreement. NEWCO shall provide, as soon as practicable, to eSSI and Intermarket any and all written embodiments of the Improvements in a useable format acceptable to eSSI and Intermarket Ventures, Inc.


11.0  RIGHT OF FIRST REFUSAL:

     Provided there subsists no material breach of any material term or obligation of NEWCO, and provided Intermarket Ventures, Inc. has a requirement for other territories that NEWCO has the capacity and ability to successfully and competitively provide by exporting Products to Intermarket, NEWCO may be asked to fulfill Intermarket's requirement on terms and conditions specified in a separate OEM Agreement to be agreed as, when and if required.


12.0  NON-ASSIGNABLE AGREEMENT:

     This Agreement is non-assignable and non-transferable by any party. Any attempt by any party hereto to assign or transfer rights or obligations under this Agreement shall be a breach by such party. For purposes of this Agreement, the transfer by a

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party of all or substantially all of its assets or the
transfer of a majority of its outstanding voting stock shall be deemed to be an assignment of this Agreement.


13.0  MISCELLANEOUS:

     13.1 All notices under this Agreement shall be in writing at the addresses first above written or at any such address as any party may hereinafter specify in a written notice to the other. All notices hereunder shall be deemed given when received by the recipient (if delivered in person) or three days after being mailed by the sender (if sent by registered mail) unless a copy of said notice is sent by e-mail to the correct e-mail address of the receiving party, in which case, notice shall be deemed to have been given the next business day after the date of transmission.

     13.2 This Agreement shall be governed by and construed in accordance with the laws of New York, without giving effect to conflicts of laws principles thereof.

     13.3 This Agreement shall cancel and supersede all previous agreements and understandings between the parties relating to any matter covered by this Agreement; provided, that the terms of that certain Confidentiality Agreement, dated 4 April 2000 by and between the parties hereto, shall remain in effect, notwithstanding the execution and delivery of this Agreement.

     13.4 The headings used herein are for ease of reference only and are not to be used in the interpretation or construction of this Agreement.

     13.5 The provisions of this Agreement shall not be extended, varied, changed, modified or supplemented other than by agreement in writing signed by the parties hereto. There are no other terms or conditions, representations or understandings except as herein set forth.

     13.6 If and to the extent any court of competent jurisdiction shall hold any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

     13.7 The Parties hereto agree that any provision(s) of this Use Agreement may be changed to comply with the advice of a mutually agreed international tax planner so as to minimize the possibility of double taxation or unnecessary taxation provided the intent of each such provision shall remain materially the

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same.

     13.8 Except as otherwise provided herein, the failure of a party hereto to enforce any of the provisions of this Agreement or any rights with respect thereto or to exercise any election provided for herein, shall in no way be considered a waiver of such provisions, rights or elections or in any way affect the validity of this Agreement. No term or provision hereof shall be deemed waived and no breach excused, unless such waiver or consent shall be in writing and signed by the party claimed to have so waived or consented.




     IN WITNESS WHEREOF, each of the parties hereto has cause this Agreement to be executed on its behalf by its duly authorized representative as the date first above written.



NEWCO


By:




eSSI

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By:







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                                   SUPPLEMENT
TO
 EXCLUSIVE USE AND DISTRIBUTION AGREEMENT


            Whereas SCI, IVI and eSSI have reached the Exclusive Use and Distribution Agreement, the Parties hereto agree the supplement clauses to the Agreement as the following:

            IVI and eSSI will, as soon as practicable and expecting to be no later than the end of September 2000, provide 500 to 2000 test quality Super Smart cards and related readers and other products as described in Schedule A, to SCI for its test. The cost of first 500 cards, readers and reader writers will be paid by IVI, over that, will be paid by NEWCO.


SCI:



IVI:



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eSSI:




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